Execution Copy



                          FIRST SUPPLEMENTAL INDENTURE


                          DATED AS OF NOVEMBER 4, 1999





                         ALLIANT ENERGY RESOURCES, INC.,
                                    Company,


                           ALLIANT ENERGY CORPORATION,
                                  As Guarantor

                                       and

                               FIRSTAR BANK, N.A.,
                                   as Trustee




                       First Supplemental Indenture to the
                                    Indenture
                          dated as of November 4, 1999


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          FIRST  SUPPLEMENTAL  INDENTURE,  dated as of  November  4,  1999  (the
"Supplemental  Indenture"),  among ALLIANT ENERGY  RESOURCES,  INC., a Wisconsin
corporation   (the   "Company"),   ALLIANT  ENERGY   CORPORATION,   a  Wisconsin
corporation, as guarantor (the "Guarantor"), and FIRSTAR BANK, N.A., as Trustee (the "Trustee").

                    RECITALS OF THE COMPANY AND THE GUARANTOR

          The Company and the Guarantor have heretofore executed and delivered to the Trustee an Indenture, dated as of November 4, 1999 (as supplemented and amended from time to time, the "Indenture"), providing for the issuance from time to time of the Company's unsecured unsubordinated debentures, notes or other evidences of indebtedness (the "Securities"), to be issued in one or more series as provided in the Indenture.

          It is provided in Section 2.02 of the Indenture that the Company, the Guarantor and the Trustee may enter into indentures supplemental thereto to establish the form or terms of Securities of any series.

          The Company and the Guarantor desire to supplement and amend the Indenture to allow for the issuance of Securities to be initially sold within the United States to U.S. Persons that are Qualified Institutional Buyers and Institutional Accredited Investors and issued in the form of one or more Restricted Global Securities deposited with the Trustee, as custodian for the Depositary, and registered in the name of a nominee of the Depositary, and Restricted Physical Securities.

          The Company and the Guarantor desire to set forth the terms and form of a new series of Restricted Securities to be known as the Company's 7 3/8% Senior Notes Due 2009, in an aggregate principal amount of TWO HUNDRED AND FIFTY MILLION DOLLARS ($250,000,000) (the "7 3/8% Senior Notes" or the "Senior Notes") and guaranteed by the Guarantor.

          The 7 3/8% Senior Notes and the certificate of authentication to be borne by the 7 3/8% Senior Notes are to be substantially in the form set forth in Exhibit A hereto.

          NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the 7 3/8% Senior Notes by the Holders (as defined herein) thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the 7 3/8% Senior Notes:

                                   ARTICLE 1.

                                   AMENDMENTS

          Section 1.01. Article 1 of the Indenture shall be amended by inserting in Section 1.01 the following new terms with the following definitions in the appropriate alphabetic positions:

          "Additional Interest" has the meaning set forth in Section 2.06 of the Supplemental Indenture.

          "Closing  Time"  means,  with  respect  to  the 7 3/8%  Senior  Notes,
November 9, 1999, the date of initial issuance of the Securities issued hereunder.

          "Comparable Treasury Issue" has the meaning set forth in Section 2.07 of the Supplemental Indenture.

          "Comparable Treasury Price" has the meaning set forth in Section 2.07 of the Supplemental Indenture.

          "Depositary" means The Depositary Trust Company of New York City.

          "Event Date" has the meaning set forth in Section 2.06 of the Supplemental Indenture.

          "Exchange Certificate" means a certificate substantially in the form of Exhibit C hereto, as such form may be revised or modified with respect to any series of Securities by a Board Resolution or indenture supplemental hereto creating such series.

          "Exchange Securities" means Securities that are issued and exchanged for any series of Restricted Securities in accordance with an Exchange Offer, as provided for in a registration rights agreement related to such series and this Indenture, containing substantially identical terms as such series of Restricted Securities, except that (i) such Exchange Securities shall not contain terms with respect to transfer restrictions and shall be issued in a transaction registered under the Securities Act and (ii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated.


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

          "Exchange Offer" means an offer by the Company to Holders of any series of Restricted Securities to exchange all of such Restricted Securities for Exchange Securities, as provided for in a related registration rights agreement.

          "Exchange Offer Registration Statement" means an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, all exhibits thereto and all documents incorporated by reference therein.

          "IAI Letter" means a Letter for Institutional Accredited Investors which must be signed by each such investor attached hereto as Exhibit D.

          "Independent  Investment  Banker" has the meaning set forth in Section
2.07 of the Supplemental Indenture.

          "Institutional Accredited Investor" means an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3), and (7) of the Regulation D under the Securities Act.

          "Qualified   Institutional   Buyer"  or  "QIB"   means  a   "qualified
institutional buyer" as such term is defined in Rule 144A.

          "Reference Treasury Dealer" has the meaning set forth in Section 2.07 of the Supplemental Indenture.

          "Reference  Treasury  Dealer  Quotation"  has the meaning set forth in
Section 2.07 of the Supplemental Indenture.

          "Registration Default" has the meaning set forth in Section 2.06 of the Supplemental Indenture.

          "Registration Rights Agreement" means, with respect to the 7 3/8% Senior Notes, the Registration Rights Agreement dated as of November 9, 1999, among the Company, the Guarantor and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., ABN Amro Incorporated and Barclays Capital Inc., as initial purchasers.

          "Restricted Global Security" means any Restricted Security that is a Global Security.

          "Restricted Physical Security" means any Restricted Security in permanent certificated form.


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


          "Restricted Security" means any Security issued pursuant to an exemption from the Securities Act and bearing a Restrictive Legend.

          "Restrictive Legend" has the meaning set forth in Section 2.19 of the Indenture.

          "Rule 144A" means Rule 144A under the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Shelf Registration Statement" means, with respect to any series of Restricted Securities, the Shelf Registration Statement specified in the registration rights agreement related to such series.

          "Supplemental Indenture" means the First Supplemental Indenture dated as of November 9, 1999 among the Company, the Guarantor and the Trustee.

          "Transfer Certificate" means a certificate substantially in the form of Exhibit B hereto and to be attached as Annex A to the Form of 7 3/8% Senior Notes, as such form may be varied or modified with respect to any series of Securities by a Board Resolution or indenture supplemental hereto.

          "Treasury Yield" has the meaning set forth in Section 2.07 of the Supplemental Indenture.

          "7 3/8% Senior Notes" has the meaning set forth in Section 2.01 of the Supplemental Indenture.

          Section 1.02. Article 2 of the Indenture shall be amended by adding to the end of Section 2.15 the following:

                    "Securities offered and sold in reliance on Rule 144A under the Securities Act may be issued in the form of one or more permanent Global Securities in substantially the form set forth in Exhibit A and containing the legend set forth in Section 2.19 (each, a "Restricted Global Security"), deposited with the Depositary or with the Trustee, as custodian for the Depositary or its nominee, duly executed by the Company and authenticated by the Trustee as herein provided. The aggregate principal amount of a Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Depositary or the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.


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


                    Restricted Securities issued to Institutional Accredited Investors and pursuant to Sections 2.08 and 2.20 in exchange for or upon transfer of beneficial interests in a Restricted Global Security may be in the form of Restricted Physical Securities containing the Restrictive Legend as set forth in Section 2.19 (a "Restricted Physical Security") until such time as the conditions set forth in
          Section 2.19 are satisfied, in substantially the form set forth in Exhibit A, as provided in Section 2.20.

                    Exchange Securities shall be issued in substantially the form set forth in Exhibit A, but without any Restrictive Legend."

          Section 1.03. Article 2 of the Indenture shall be amended by adding to the end of such Article the following:

                    "Section 2.19. RESTRICTIVE LEGENDS. Unless and until (i) a Restricted Security is sold pursuant to an effective Shelf Registration Statement or (ii) a Restricted Security is exchanged for an Exchange Security in an Exchange Offer pursuant to an effective Exchange Offer Registration Statement, in each case pursuant to an applicable registration rights agreement, each Restricted Global
          Security and Restricted Physical Security shall bear the following legend set forth below (the "Restrictive Legend") on the face thereof:

                              THE  NOTES  HAVE NOT  BEEN  REGISTERED  UNDER  THE
                    SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (A)(1), (2), (3), OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN


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


                    VIOLATION OF THE SECURITIES ACT, (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(K) UNDER THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE NOTES AND THE LAST DATE ON WHICH ALLIANT ENERGY RESOURCES, INC. OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES
                    ACT) OF ALLIANT ENERGY RESOURCES, INC. WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO ALLIANT ENERGY RESOURCES, INC., (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS
                    (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE
                    SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT SUBJECT IN EACH OF THE FOREGOING CASES OF ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT ALLIANT ENERGY RESOURCES, INC. AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH


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


                    OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND
                    (II) IN EACH OF THE FOREGOING CASES, BUT ONLY IF THIS NOTE IS NOT A GLOBAL SECURITY (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN), TO REQUIRE THAT A CERTIFICATION OF
                    TRANSFER  IN THE FORM  APPEARING  ON THE OTHER  SIDE OF THIS
                    NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO ALLIANT ENERGY RESOURCES, INC. AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

          Section 1.04. Article 2 of the Indenture shall be amended by adding the following to the end of Section 2.08:

                    "Any Physical Security delivered in exchange for an interest in the Global Security pursuant to this Section shall bear the Restrictive Legend unless such exchange is made on or after (i) a Restricted Security is exchanged for an Exchange Security in an Exchange Offer under an effective Exchange Offer Registration Statement, (ii) a Restricted Security is sold under an effective Shelf Registration Statement or (iii) two years after the later of the original issue date of a Restricted Security and the last date on which the Company or any affiliate of the Company was the owner of such Restricted Security (the "Resale Restriction Termination Date") and except as otherwise provided in Section 2.20."

          Section 1.05. Article 2 of the Indenture shall be amended by adding the following to the end of such Article:

                    "Section 2.20. TRANSFER  PROVISIONS.  Unless and until (i) a
          Restricted Security is exchanged for an Exchange Security in an Exchange Offer under an effective Exchange Offer Registration Statement or (ii) a Restricted Security is sold pursuant to an effective Shelf Registration Statement, the following provisions shall apply:

                    (a) The  provisions  of this Section 2.20 shall apply to all
          transfers   involving  any  Restricted   Physical   Security  and  any
          beneficial interest in any Restricted Global Security.


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

                    (b) As used in  this  Section  2.20  only,  "delivery"  of a certificate by a transferee or transferor means the delivery to the Registrar by such transferee or transferor of the applicable certificate duly completed; "holding" includes both possession of a Physical Security and ownership of a beneficial interest in a Global Security, as the context requires; "transferring" a Global Security means transferring that portion of the principal amount of the transferor's  beneficial  interest  therein  that the  transferor  has notified the Registrar that it has agreed to transfer; and "transferring" a Physical Security means transferring that portion of the principal amount thereof that the transferor has notified the Registrar that it has agreed to transfer.

                    As used in this Indenture, "Non-Registration Opinion and Supporting Evidence" means a written Opinion of Counsel reasonably acceptable to the Company to the effect that, and such other certification or information as the Company may reasonably require to confirm that, the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

                    (c) An  Exchange  Certificate,  if not  actually  delivered, shall be deemed delivered if (i) (A) the transferor advises the Company and the Trustee in writing that the relevant offer and sale were made in accordance with the provisions of Rule 144A or to an
          Institutional Accredited Investor that is acquiring the Security for its own account or for the account of such an Institutional Accredited Investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act (or, in the case of a transfer of a Restricted Physical Security, the transferor checks the box provided on such Security to that effect) and (B) the transferee advises the Company and the Trustee in writing that (x) it and, if applicable, each account for which it is acting in connection with the relevant transfer, is a "Qualified Institutional Buyer," or an "Institutional Accredited Investor," (y) it is aware that the transfer of Restricted Securities to it is being made in reliance on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A and
          Regulation D and (z) prior to the proposed date of transfer it has been given the opportunity to obtain from the Company the information referred to in Rule 144A(d)(4), and has either declined such opportunity or has received such information (or, in the case of a transfer of a Restricted Physical Security, the transferee signs the certification provided on the such Security to that effect); or (ii) the transferor holds the Restricted Global Security and is transferring to a transferee that shall take delivery in the form of the Restricted Global Security.


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


                    (d) If the proposed transferor holds:

                              (1)  a  Restricted   Physical  Security  which  is
                    surrendered to the Registrar, and the proposed transferee or transferor, as applicable:

                                        (A)  delivers  (or  is  deemed  to  have
                              delivered pursuant to clause (c) above) an Exchange Certificate and the proposed transferee requests delivery in the form of a Restricted Physical Security, then the Registrar shall (x) register such transfer in the name of such transferee and record the date thereof in its books and records, (y) cancel such surrendered Restricted Physical Security and (z) deliver a new Restricted Physical Security to such transferee duly registered in the name of such transferee in principal amount equal to the principal amount being transferred of such surrendered Restricted Physical Security; or

                                        (B)  delivers  (or  is  deemed  to  have
                              delivered pursuant to clause (c) above) an Exchange Certificate and the proposed transferee is or is acting through a participant with the Depositary and requests that the proposed transferee receive a beneficial interest in the Restricted Global Security, then the Registrar shall (x) cancel such surrendered Restricted Physical Security, (y) record an increase in the principal amount of the Global Security equal to the principal amount being transferred of such surrendered Restricted Physical Security and (z) notify the Depositary in accordance with the procedures of the Depositary that it has effected such transfer.

                              In any of the  cases  described  in  this  Section
                    2.20(d)(1), the Registrar shall deliver to the transferor a new Restricted Physical Security in principal amount equal to the principal amount not being transferred of such surrendered Restricted Physical Security, as applicable.

                              (2) a beneficial  interest in a Restricted  Global
                    Security, and the proposed transferee or transferor, as applicable:

                                        (A)  delivers  (or  is  deemed  to  have
                              delivered pursuant to clause (c) above) an Exchange Certificate and the proposed transferee requests delivery in the form of a Restricted Physical Security, then the Registrar shall (w) register such transfer in the name of such transferee and record the date thereof in its


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


                              books and records, (x) record a decrease in the principal amount of the Restricted Global Security in an amount equal to the beneficial interest therein being transferred, (y) deliver a new Restricted Physical Security to such transferee duly registered in the name of such transferee in principal amount equal to the amount of such decrease and (z) notify the Depositary in accordance with the procedures of the Depositary that it has effected such transfer; or

                                        (B)  delivers  (or  is  deemed  to  have
                              delivered pursuant to clause (c) above) an Exchange Certificate and the proposed transferee is or is acting through a participant with the Depositary and requests that the proposed transferee receive a beneficial interest in the Restricted Global Security, then the transfer shall be effected in accordance with the procedures of the Depositary therefor.

                              (e) In any case in which the Registrar is required
                    to deliver a Restricted Physical Security to a transferee or transferor, the Company shall execute, the Guarantor shall guarantee and the Trustee shall authenticate and make available for delivery, such Restricted Physical Security.

                              (f)  Any   transferee   entitled   to   receive  a
                    Restricted Physical Security may request that the principal amount thereof be evidenced by one or more Restricted Physical Securities in any authorized denomination or denominations and the Registrar shall comply with such request if all other transfer restrictions are satisfied.

                              (g) The  Registrar  shall effect and record,  upon
                    receipt of a written request from the Company or the Guarantor so to do, a transfer not otherwise permitted by
                    Section 2.20(d), such recording to be done in accordance with the otherwise applicable provisions of Section 2.20(d), upon the furnishing by the proposed transferor or transferee of a Non-Registration Opinion and Supporting Evidence.

                              (h) By its acceptance of any Security  bearing the
                    Restrictive Legend, each Holder of such Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Restrictive Legend and agrees that it shall transfer such Security only as provided in this Indenture. The Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions with respect thereto set forth in this Indenture. The Registrar shall not be required to determine (but may rely upon a determination made by the


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


                    Company) the sufficiency of any such certifications, legal opinions or other information.

                              (i) Upon the transfer,  exchange or replacement of
                    Securities not bearing the Restrictive Legend, the Registrar shall deliver Securities that do not bear the Restrictive Legend. Upon the transfer, exchange or replacement of Securities bearing the Restrictive Legend, the Registrar shall deliver only Securities that bear the Restrictive Legend unless (i) the requested transfer is at least two years after the original issue date of the Restricted Security (with respect to any Restricted Physical Security),
                    (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (iii) such Securities are exchanged for Exchange Securities pursuant to an Exchange Offer.

                              Section 2.21. CUSIP NUMBERS. The Company may use "CUSIP" numbers (if then generally in use) in issuing the Securities and, if so, the Trustee shall use "CUSIP" numbers in notices to Holders as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice and that reliance may be placed only on the other identification numbers printed on the Securities. The Company shall promptly notify the Trustee of any change in the CUSIP numbers."

          Section 1.06. Article 4 of the Indenture shall be amended by adding the following paragraph immediately following the paragraph contained in Section 4.06:

                    "The Company will take all actions necessary to permit resales of any Securities issued pursuant to Rule 144A and Regulation D of the Securities Act including, without limitation, furnishing upon request of a Holder of such Security to such Holder and a prospective purchaser designated by such Holder financial and other information of the Company required to be delivered under Rule 144A(d)(4) of the Securities Act if at the time of such request the Company is not a reporting company under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended."

          Section 1.07 The Indenture shall be amended by adding an exhibit titled "Exhibit A." Exhibit A shall be the form of 7 3/8% Senior Note and the related guarantee attached as Exhibit A hereto.

          Section 1.08. The Indenture shall be amended by adding an exhibit titled "Exhibit B" immediately following Exhibit A of the Indenture. Exhibit B shall be the form of Transfer Certificate attached as Exhibit B hereto.

          Section 1.09. The Indenture shall be amended by adding an exhibit titled "Exhibit C" immediately following Exhibit B of the Indenture. Exhibit C shall be the form of Exchange Certificate attached as Exhibit C hereto.

          Section 1.10. The Indenture shall be amended by adding an exhibit titled "Exhibit D" immediately following Exhibit C of the Indenture. Exhibit D shall be in the Form of IAI Letter attached as Exhibit D hereto.


                                   ARTICLE 2.

                     PROVISIONS FOR THE 7 3/8% SENIOR NOTES

          Section 2.01. There shall be a series of Securities entitled "7 3/8% Senior Notes Due 2009" (herein designated the "7 3/8% Senior Notes"). The form of the 7 3/8% Senior Notes, the Guarantees issued by the Guarantor and the
Trustee's certificate of authentication to be borne thereby shall be substantially in the forms set forth in Exhibit A hereto and shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture and this Supplemental Indenture, including, but not limited to, the provisions of the Indenture with respect to the transfer, exchange and replacement thereof. The aggregate principal amount of the 7 3/8% Senior Notes that may be executed by the Company and authenticated by the Trustee hereunder shall be limited to TWO HUNDRED FIFTY MILLION DOLLARS ($250,000,000); provided, however, any exchanges or replacements of the Senior Notes made pursuant to the Indenture and the Supplemental Indenture following the original issuance thereof, .shall not be counted against this limit.

          Section 2.02. In accordance with the terms and conditions of the Indenture, the Company may issue and sell the 7 3/8% Senior Notes inside the United States without registration under the Securities Act in reliance on Rule 144A and Regulation D thereunder.

          Section 2.03. Except as provided below, the 7 3/8% Senior Notes shall be represented initially in the form of a Restricted Global Security. Each Restricted Global Security shall be registered in the name of a nominee of the Depositary and deposited on behalf of the purchasers of the 7 3/8% Senior Notes represented thereby with a custodian for the Depositary for credit to the respective accounts of the purchasers (or to such other accounts as they may direct). Except as set forth below, each Restricted Global Security shall be in the form of the 7 3/8% Senior Notes attached hereto is Exhibit A and may be transferred, in whole and not in part, only to another nominee of the Depositary or to a successor of the Depositary or its nominee.

          Notwithstanding the above, Senior Notes sold to Institutional Accredited Investors who are not Qualified Institutional Buyers shall be issued in certificated, fully registered form (a "Restricted Physical Security"). A Restricted Physical Security shall be subject to restrictions on transfer in accordance with the IAI Letter that such investor shall be required to sign, a form of which is attached hereto as Exhibit D.

          Section 2.04. (a) Each Restricted Global Security, or any 7 3/8% Senior Notes that may be issued in exchange for an interest in a Restricted
Global Security, shall be dated as provided in Section 2.03 of the Indenture, shall mature on November 9, 2009 and shall bear interest at the rate of 7 3/8% per annum from November 9, 1999, payable semiannually on May 9 and November 9 in each year, commencing with May 9, 2000, until payment of the principal amount shall have been made or duly provided for. The record dates with respect to the interest payment dates for the 7 3/8% Senior Notes shall be May 1 and November 1 (whether or not a business day), respectively. The holder of record of 7 3/8% Senior Notes on any record date for the payment of interest shall be entitled to receive the interest payable on such interest payment date.

          (b) Both principal of and interest on the 7 3/8% Senior Notes shall be payable at the office of the Paying Agent in the Milwaukee, Wisconsin and the Borough of Manhattan, The City of New York, New York or at any other office maintained by the Company or the Guarantor, as the case may be, for such purpose; provided that interest may be payable, at the option of the Company or the Guarantor, as the case may be, by check mailed to the registered address of the person entitled thereto as such address shall appear on the registry books of the Company. On each interest payment date the Trustee shall pay to the registered holder interest accrued in respect of such 7 3/8% Senior Notes. Payment of principal on 7 3/8% Senior Notes shall be paid to the registered holder or upon his order only upon presentation and surrender for payment of such 7 3/8% Senior Notes on or after the payment date at the offices of the Company or the Guarantor, as the case may be, in Milwaukee, Wisconsin and the Borough of Manhattan, The City of New York, New York or at any other office of the Company or the Guarantor, as the case may be, maintained for such purpose.

          (c) The 7 3/8% Senior Notes shall not be convertible into or exchangeable for equity securities of the Company or the Guarantor.

          (d) The 7 3/8% Senior Notes shall not be subject to any sinking fund.

          (e) The 7 3/8% Senior Notes shall not be included for listing on any national securities exchange.

          (f) The Trustee, at its Corporate Trust Office located at 1555 North RiverCenter Drive, Suite 301, Milwaukee, Wisconsin 53212, shall initially act as Paying Agent for the Senior Notes.

          Section 2.05. (a) So long as a nominee of the Depositary is the registered owner of any Restricted Global Security, such nominee shall be considered the sole owner and holder of the 7 3/8% Senior Notes represented by such Restricted Global Security under the Indenture, as supplemented and amended hereby. Except as herein provided, owners of beneficial interests in any Restricted Global Security shall not be entitled to have 7 3/8% Senior Notes represented by the such Restricted Global Security registered in their names, shall not receive or be entitled to receive physical delivery of 7 3/8% Senior Notes in certificated form and shall not be considered the owners or holders thereof under the Indenture.

          (b) None of the Company, the Guarantor or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in any Restricted Global Security, or for maintaining, supervising or reviewing any records relating to such beneficial interests.

          Section 2.06. In the event that either (a) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 135th calendar day following the Closing Time, (b) the Exchange Offer Registration Statement has not been declared effective on or prior to the 180th calendar day following the Closing Time, (c) the Exchange Offer is not consummated on or prior to the 45th calendar day following the effective date of the Exchange Offer Registration Statement or (d) if required, the Shelf Registration Statement is not declared effective on or prior to the 210th calendar day following the Closing Time (each such event referred to in clauses (a) through (d) above, a "Registration Default"), the interest rate borne by the Senior Notes shall be increased ("Additional Interest") by one-quarter of one percent (0.25%) per annum upon the occurrence of a Registration Default, which rate will increase by one-quarter of one percent (0.25%) each 90-day period that such Additional Interest continues to accrue under any such circumstance, provided that the maximum aggregate increase in the interest rate will in no event exceed one-half of one percent (0.5%) per annum. Following the cure of all Registration Defaults the accrual of Additional Interest will cease and the interest rate will revert to the original rate.

          If the Shelf Registration Statement is unusable by the Holders for any reason after the Shelf Registration Statement has been declared effective by the Commission, and the aggregate number of days in any consecutive twelve-month period for which the Shelf Registration Statement shall not be usable exceeds 30 days in the aggregate, then the interest rate borne by the Senior Notes will be increased by one-quarter of one percent (0.25%) per annum of the principal amount of the Senior Notes for the first 90-day period (or portion thereof) beginning on the 31st day following the date that such Shelf Registration Statement ceases to be usable, which rate shall be increased by an additional one-quarter of one percent (0.25%) per annum of the principal amount of the Senior Notes at the beginning of the subsequent 90-day period, provided that the maximum aggregate increase in the interest rate will in no event exceed one-half of one percent (0.50%) per annum. Any amounts payable under this paragraph shall also be deemed "Additional Interest" for purposes of the Indenture and the Registration Rights Agreement. Upon the Shelf Registration Statement once again becoming usable, the interest rate borne by the Senior Notes will be reduced to the original interest rate if the Company and the Guarantor are otherwise in compliance with this the Indenture and the Registration Rights Agreement at such time. Additional Interest shall be computed based on the actual number of days elapsed in each 90-day period in which the Shelf Registration Statement is unusable.

          The Company and the Guarantor shall notify the Trustee within three business days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Additional Interest shall be paid by depositing with the Trustee, in trust, for the benefit of the Holders of the Senior Notes, on or before the applicable semiannual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date to the record Holder of the Senior Notes entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Additional Interest shall be deemed to accrue from and including the day following the applicable Event Date.

          Section 2.07. The Senior Notes will be redeemable at the Company's option in whole or in part at any time, on at least 30 days' but not more than 60 days' prior written notice mailed to the registered holders of the Senior Notes, at a price equal to the greater of (i) 100% of the principal amount of the Senior Notes being redeemed and (ii) the sum of the present values of the principal amount of the Senior Notes to be redeemed and the remaining scheduled payments of interest on the Senior Notes from the redemption date to November 9, 2009 discounted from their respective scheduled payment dates to the redemption date semi-annually (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 20 basis points, plus accrued interest on the Senior Notes to the redemption date.

          "Treasury Yield" means, with respect to any redemption date, the annual rate equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

          "Comparable Treasury Issue" means the United States treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Senior Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Senior Notes.

          "Comparable Treasury Price" means, with respect to any date of redemption, (1) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding the redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on the business day in question, the Reference Treasury Dealer Quotation for the redemption date.

          "Independent   Investment  Banker"  means  an  independent  investment
banking institution of national standing appointed by the Company and reasonably acceptable to the Trustee.

          "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by the Reference Treasury Dealer at 5:00 p.m. on the third business day preceding the redemption date).

          "Reference Treasury Dealer" means a primary United States government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

                                   ARTICLE 3.

                                  MISCELLANEOUS

          Section 3.01. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Indenture.

          Section 3.02. Except as supplemented and amended hereby, the Indenture is in all respects ratified and confirmed, and all of the terms, provisions and conditions thereof shall be and remain in full force and effect, and this Supplemental Indenture and all its provisions shall be deemed a part thereof.

          Section 3.03. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 3.04. If any provision of this Supplemental Indenture limits, qualifies or conflicts with any other provision hereof or of the Indenture which provision is required to be included in the Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

          Section 3.05. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WISCONSIN WITHOUT REGARD TO THE CONFLICTS OF LAWS AND RULES OF SAID STATE.

          Section 3.06. This Supplemental Indenture has been simultaneously executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery by telecopier of an executed signature page hereto shall be effective as delivery of a manually executed counterpart hereof.

          Section 3.07. This Supplemental Indenture shall be deemed to have been executed on the date of the acknowledgment thereof by the officer of the Trustee who signed it on behalf of the Trustee.

          IN WITNESS WHEREOF, the Company, the Guarantor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective corporate seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                        ALLIANT ENERGY RESOURCES, INC.
ATTEST:



By:/s/ Enrique Bacalao                  By:Edward M. Gleason
   ----------------------------------      -----------------------------------
   Name:  Enrique Bacalao                  Name:  Edward M. Gleason
   Title: Assistant Secretary              Title: Vice President - Treasurer
                                                  and Corporate Secretary


                                        ALLIANT ENERGY CORPORATION,
ATTEST:                                 as Guarantor



By: /s/ Enrique Bacalao                 By:Edward M. Gleason
   ----------------------------------      -----------------------------------
   Name:  Enrique Bacalao                  Name:  Edward M. Gleason
   Title: Assistant Secretary              Title: Vice President - Treasurer
                                                  and Corporate Secretary


                                        FIRSTAR BANK, N.A.,
                                        as Trustee



                                        By: /s/ Pamela Warner
                                           -----------------------------------
                                           Name:  Pamela Warner
                                           Title: Assistant Vice President

                                        Attested by  /s/ Yvonne Siira
                                                        Yvonne Siira
                                                        Assistant Secretary

                                                                       EXHIBIT A

                             [Form of Senior Notes]

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Alliant Energy Resources, Inc., or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or to such other entity or in such other name as is requested by an authorized representative of DTC (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

          Transfers of this Global Security shall be limited to transfers in whole, but not in part, to nominees of Cede & Co. or to a successor thereof or such successor's nominee and transfers of portions of this Global Security shall be limited to transfers made in accordance with the restrictions set forth in
Section 2.20 of the Indenture referred to in this Global Security.

          THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" ("QIB") (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE
SECURITIES ACT THAT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(K) UNDER THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE NOTES AND THE LAST DATE ON WHICH ALLIANT ENERGY RESOURCES, INC. OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF ALLIANT ENERGY RESOURCES,

INC. WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO ALLIANT ENERGY RESOURCES, INC., (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE
PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS
(a)(1), (2), (3) or (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT SUBJECT IN EACH OF THE FOREGOING CASES OF ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL, AND
(3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT ALLIANT ENERGY RESOURCES, INC. AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, BUT ONLY IF THIS NOTE IS NOT A GLOBAL SECURITY (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN), TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS
NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO ALLIANT ENERGY RESOURCES, INC. AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                         ALLIANT ENERGY RESOURCES, INC.
                          7 3/8% SENIOR NOTES DUE 2009

CUSIP No. 018803AA4
$250,000,000

Global Note

          Alliant Energy Resources, Inc., a corporation duly organized and existing under the laws of the State of Wisconsin (the "Company," which term includes any successor person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of TWO HUNDRED FIFTY MILLION DOLLARS ($ 250,000,000) on November 9, 2009, at the office or agency of the Company referred to below, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and to pay interest thereon in like coin or currency from November 9, 1999, or from the most recent interest payment date on which interest has been paid or duly provided for, semi-annually in arrears on May 9 and November 9 in each year, commencing May 9, 2000, at the rate of 7 3/8% per annum, until the principal hereof is paid or made available for payment, and (to the extent lawful) to pay interest at the same rate per annum on any overdue principal and premium and on any overdue installment of interest until paid.

          Interest so payable, and punctually paid or duly provided for, on any Interest payment date, as provided in the Indenture, shall be paid to the person in whose name this Senior Note (or one or more predecessor Senior Notes) is registered at the close of business on the record date for such interest, which shall be May 1 or November 1 (whether or not a business day), as the case may be, next preceding such Interest payment date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the person in whose name this Senior Note is registered on such record date and may either be paid to the person in whose name this Senior Note is registered at the close of business on a record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the person in whose name this Senior Note is registered not less than ten days prior to such record date, or be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

          This Senior Note is a "book-entry" security and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC"), a clearing agency. Subject to the terms of the Indenture, dated as of November 4, 1999 (as supplemented by the First Supplemental Indenture dated as of November 4, 1999 and as supplemented and amended from time to time, the "Indenture"), among the Company,

Alliant Energy Corporation (the "Guarantor"), and Firstar Bank, N.A., as trustee (the "Trustee"), and except as provided therein, this Senior Note will be held by a clearing agency or its nominee, and beneficial interests will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $1,000 and increments of $1,000 in excess thereof.

          The statements set forth in the restrictive legend above are an integral part of the terms of this Senior Note and by acceptance hereof each holder of this Senior Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

          The Trustee will make payments of principal of and interest on (except as otherwise provided below) this Senior Note by wire transfer of immediately available funds. Notwithstanding the above, the final payment on this Senior Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Senior Note at its principal corporate trust office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

          Payments of principal of (and premium, if any) and interest on this Senior Note will be made at the offices or agency of the Company or the Guarantor, as the case may be, maintained for that purpose in Milwaukee, Wisconsin and the Borough of Manhattan, The City of New York, New York in such coin or currency of the United States of America as at the time of payment is legal tender for payments of public and private debts; provided, however, that at the option of the Company or the Guarantor, as the case may be, payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the register of the Company.

          This Senior Note is one of a duly authorized issue of Securities of the Company, designated 7 3/8% Senior Notes due 2009 (the "7 3/8% Senior Notes" or the "Senior Notes"), limited in aggregate principal amount at any time outstanding to TWO HUNDRED FIFTY MILLION DOLLARS ($250,000,000) which may be issued under the First Supplemental Indenture. Reference is hereby made to the Indenture, the First Supplemental Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Senior Notes, and the terms upon which the Senior Notes are, and are to be, authenticated and delivered. All terms used in this Senior Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          The Holder of this Senior Note is entitled to the benefits of the Registration Rights Agreement, dated as of November 9, 1999 (the "Registration Rights

Agreement"), among the Company, the Guarantor and the initial purchasers named therein (the "Initial Purchasers"). In the event that (i) the Company and the Guarantor fails to file an Exchange Offer Registration Statement with respect to the Senior Notes with the Securities and Exchange Commission (the "Commission") on or prior to the 135th calendar day following the Closing Time, (ii) the Commission does not declare such Exchange Offer Registration Statement effective on or prior to the 180th calendar day following the Closing Time, (iii) the Exchange Offer is not consummated on or prior to the 45th calendar day following the effective date of the Exchange Offer Registration Statement or (iv) if required, a Shelf Registration Statement with respect to the Senior Notes is not declared effective by the Commission on or prior to the 210th calendar day following the Closing Time (each, a "Registration Default"), the per annum interest rate borne by the Senior Notes shall be increased by one-quarter of one percent (0.25%) per annum for the first 90-day period following the Registration Default. The interest rate borne by the Senior Notes will be increased by an additional one-quarter of one percent (0.25%) per annum for the subsequent 90-day period (or portion thereof) during which any such Registration Default continues up to a maximum aggregate increase in the annual interest rate of one-half of one percent (0.50%) per annum. Following the cure of all Registration Defaults, the interest rate borne by the Senior Notes shall be reduced to the original interest rate borne by the Senior Notes. If the Shelf Registration Statement is unusable by the Holders for any reason after the Shelf Registration Statement has been declared effective by the Commission, and the aggregate number of days in any consecutive twelve-month period for which the Shelf Registration is unusable exceeds 30 days in the aggregate, then the interest rate borne by the Senior Notes will be increased by one-quarter of one percent (0.25%) per annum of the principal amount of the Senior Notes for the first 90-day period (or a portion thereof) beginning the 31st day following the date that such Shelf Registration Statement ceases to be usable, which rate shall be increased by an additional one-quarter of one percent (0.25%) per annum of the principal amount of Senior Notes at the beginning of the subsequent 90-day period, provided that the maximum aggregate increase in the interest rate will in no event exceed one-half of one percent (0.50%) per annum. All accrued additional interest shall be paid to Holders by the Company in the same manner and at the same time as interest is paid pursuant to the Indenture. All terms used in this Senior Note that are defined in the Registration Rights Agreement shall have the meanings assigned to them in the Registration Rights Agreement.

          Each purchaser of Senior Notes, by its acquisition thereof, will be deemed to have acknowledged, represented to and agreed with the Initial Purchasers, the Company and the Guarantor as follows:

                    (1) Such purchaser understands and acknowledges that the Senior Notes have not been registered under the Securities Act or any other applicable securities laws, are being offered for resale in transactions not requiring registration under the Securities Act or any other securities laws including sales pursuant to Rule 144A under the Securities Act, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, or pursuant to an exemption therefrom or in a transaction not subject thereto, and in each case in compliance with the conditions for transfer set forth in paragraph (4) below.

                    (2) Such purchaser is not an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company and it is either:

                              (a) a QIB and is aware  that  any  sale of  Senior
                    Notes to it will be made in reliance on Rule 144A and such acquisition will be for its own account or for the account of another QIB with respect to which it exercises sole investment discretion and to whom it has given notice that the Senior Notes are being sold in reliance on Rule 144A; or

                              (b) an Institutional  Accredited  Investor and, if
                    the Senior Notes are to be purchased for one or more accounts ("investor accounts") for which it is acting as fiduciary or agent, each such investor account is an
                    Institutional Accredited Investor on a like basis; in the normal course of its business, it invests in or purchases securities similar to the Senior Notes and such purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing any of the Senior Notes and it is aware that it (or any such investor account) may be required to bear the economic risk of an investment in the Senior Notes for an indefinite period of time and it (or such investor account) is able to bear such risk for an indefinite period and such purchaser has agreed to deliver a letter substantially in the form of Exhibit D to the First Supplemental Indenture to the Company.

                    (3) Such purchaser acknowledges that none of the Company, the Guarantor or the Initial Purchasers, or any person representing the Company, the Guarantor or the Initial Purchasers, has made any representation to it with respect to the Company, the Guarantor or the offering or sale of any Senior Notes other than the information contained in the Offering Memorandum, which has been delivered to it and upon which such purchaser is relying in making its investment decision with respect to the Senior Notes. Accordingly, such purchaser acknowledges that no representation or warranty is made by the Initial Purchasers as to the accuracy or completeness of such materials. Such purchaser has had access to such financial and other information concerning the Company, the Guarantor and the Senior Notes (and the Guarantees) as it has deemed necessary in connection with its decision to purchase any of the Senior Notes, including an opportunity to ask questions of and request information from the Initial Purchasers, the Company and the Guarantor.

                    (4) Such purchaser is purchasing the Senior Notes for its own account, or for one or more investor accounts for which it is acting as a fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirement of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and subject to its or their ability to resell such Senior Notes pursuant to Rule 144A or any exemption from registration  available  under the  Securities  Act or  pursuant  to a registration statement which has been declared effective under the Securities Act. Such purchaser agrees on its own behalf and on behalf of any investor account for which it is purchasing the Senior Notes, and each subsequent holder of the Senior Notes by its acceptance thereof will be deemed to agree, to offer, sell or otherwise transfer the Senior Notes prior to (x) the date which is two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act) after the later of the date of original issue of the Senior Notes and the last date on which the Company or any of its "affiliates" (as defined in Rule 144 under the Securities Act) was the owner of the Senior Notes (or any predecessor thereto) or (y) such later date, if any, as may be required by applicable law (the "Resale Restriction Termination Date"), only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Senior Notes are eligible for resale pursuant to Rule 144A to a person it reasonably believes is a QIB that purchases for its own account or for the account of a QIB, in each case to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) to an Institutional Accredited Investor that is acquiring the Senior Notes for its own account or for the account of such an Institutional Accredited Investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or (e) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and to compliance with any applicable state or other securities laws. If any resale or transfer of the Senior Notes is proposed to be made pursuant to clause (d) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of Exhibit D to the First Supplemental Indenture to the Company and the Trustee. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. Each purchaser of Senior Notes acknowledges that the Company, the Guarantor and the Trustee reserve the right prior to any offer, sale or other transfer of Senior Notes prior to the Resale Restriction Termination Date pursuant to clauses (d) or (e), above, to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to them and the Trustee. Each purchaser of Senior Notes acknowledges that each Senior Note will contain a legend substantially in the form on the face of this Senior Note unless otherwise agreed by the Company, the Guarantor and the Trustee.

                    (5) Such purchaser acknowledges that the Company, the Guarantor, the Initial Purchasers, the Trustee and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agree that, if any of the acknowledgments, representations, warranties and agreements deemed to have been made by its purchase of the notes are no longer accurate, it shall promptly notify the Initial Purchasers. If such purchaser is acquiring any notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account and that each such investor account is eligible to purchase the notes.

                    (6) Such purchaser acknowledges that the Trustee, the transfer agent and the registrar will not be required to accept for registration of transfer any notes acquired by it, except upon presentation of evidence satisfactory to the Company and the Trustee that the restrictions set forth above have been complied with.

                    (7)  Such   purchaser   acknowledges   that  the   foregoing
          restrictions apply to holders of beneficial interests in the Senior Notes, as well as the holders of the Senior Notes.

          The Senior Notes do not have the benefit of any sinking fund obligations and shall not be repayable at the option of the Holder prior to maturity.

          The Senior Notes may be redeemed at the Company's option, in whole or in part, at any time on at least 30 days', but not more than 60 days', prior written notice mailed to the registered holders of the Senior Notes, at a price equal to the greater of (a) 100% of the principal amount of the Senior Notes being redeemed and (b) the sum of the present values of the principal amount of the Senior Notes to be redeemed and the remaining scheduled payments of interest on the Senior Notes from the redemption date to November 9, 2009 discounted from their respective scheduled payment dates to the redemption date semi-annually (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the equivalent yield to maturity of a comparable treasury security plus 20 basis points, plus accrued interest on the Senior Notes to the redemption date.

          If an Event of Default shall occur and be continuing, the principal of all the Senior Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company (and the Guarantor) under this Senior Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company and the Guarantor, in each case, upon compliance by the Company and the Guarantor with certain conditions set forth in the Indenture, which provisions apply to this Senior Note.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Senior Notes under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Senior Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Senior Notes at the time outstanding, on behalf of the Holders of all Senior Notes, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer thereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

          No reference herein to the Indenture and provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company and the Guarantor, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations on transfer of this Senior Note by DTC or its nominee, the transfer of this Senior
Note is registrable by the Registrar, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company or the Guarantor, as the case may be, in Milwaukee, Wisconsin and the Borough of Manhattan, The City of New York, New York, duly endorsed by, or accompanied by the written instrument of transfer attached hereto duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Senior Notes, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

          The Senior Notes are issuable only in fully registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes of different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange of Senior Notes, but the Company and the Guarantor may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Senior Note for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note be overdue, and none of the Company, the Guarantor, the Trustee or any such agent shall be affected by notice to the contrary.

          Interest on this Senior Note shall be computed on the basis of a 360-day year of twelve 30-day months.

          The Company shall furnish to any Holder of record of Senior Notes, upon written request and without charge, a copy of the Indenture.

          The Indenture and this Senior Note each shall be governed by and construed in accordance with the laws of the State of Wisconsin without regard to principles of conflicts of law.

          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          In Witness Whereof, Alliant Energy Resources, Inc. has caused this Senior Note to be signed in its corporate name by the facsimile signature of two of its officers thereonto duly authorized and has caused a facsimile of its corporate seal to be affixed hereto or imprinted or otherwise reproduced hereon.

                                        ALLIANT ENERGY RESOURCES, INC.
ATTEST:


By:_________________________________    By:___________________________________
    Name:                                   Name:
    Title:                                  Title:

          FOR VALUE RECEIVED, the Guarantor, hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed the due and punctual payment of the principal, of premium, if any, or interest on said Security, when and as the same shall be become due and payable, whether at maturity, upon redemption or otherwise, according to the terms thereof and of the Indenture referred to therein.

          The Guarantor agrees to determine, at least one business day prior to the date upon which a payment of principal, of premium, if any, or interest on said Security is due and payable, whether the Company has available the funds to make such payment as the same shall become due and payable. In case of the failure of the Company punctually to pay any such principal, premium, if any, or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon redemption or otherwise, and as if such payment were made by the Company.

          The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrevocable and absolute, irrespective of the validity, regularity or enforceability of said Security or said Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of said Security with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to said Security or indebtedness evidenced thereby, and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in said Security and in this Guarantee.

          The Guarantor shall be subrogated to all rights of the Holder of said Security against the Company in respect to any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of the Holders of all of the Securities then outstanding, be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal of and premium, if any, and interest on all Securities shall have been paid in full or payment thereof shall have been provided for in accordance with said Indenture.

          Notwithstanding anything to the contrary contained herein, if following any payment of principal or interest by the Company on the Securities to the Holders of the Securities it is determined by a final decision of a court of competent jurisdiction that such payment shall be avoided by a trustee in bankruptcy (including any debtor-in-possession) as a preference under 11 U.S.C. Section 547 and such payment is paid by such Holder to such trustee in bankruptcy, then and to the extent of such repayment the obligations of the Guarantor hereunder shall remain in full force and effect.

          This Guarantee shall not be valid or become obligatory for any purpose with respect to a Security until a certificate of authentication on such Security shall have been signed by the Trustee (or the authenticating agent).

          This Guarantee shall be governed by the laws of the State of Wisconsin.

          IN WITNESS WHEREOF, ALLIANT ENERGY CORPORATION has caused this Guarantee to be signed in its corporate name by the signature of two of its officers thereunto duly authorized and has caused its corporate seal to be affixed hereto or imprinted or otherwise reproduced hereon.


                                        ALLIANT ENERGY CORPORATION,
                                        as Guarantor
ATTEST:


By:_________________________________    By:__________________________________
    Name:                                   Name:
    Title:                                  Title:

                      TRUSTEE CERTIFICATE OF AUTHENTICATION

          This  is  one of  the  Senior  Notes  described  in  the  within-named
Indenture.

                                          FIRSTAR BANK, N.A.,
                                          as Trustee



                                          By:________________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT B
                                     Annex A

                         [FORM OF TRANSFER CERTIFICATE]



Alliant Energy Resources, Inc. (the "Company")
Alliant Energy Corporation, as Guarantor (the "Guarantor")
Firstar Bank, N.A., as Trustee (the "Trustee")

Re: 7 3/8% Senior Notes Due 2009


          Reference is hereby made to the Indenture, dated as of November 4, 1999 (as supplemented by the First Supplemental Indenture dated as of November 4, 1999, and as supplemented and amended from time to time, the "Indenture"), between the Company, the Guarantor and the Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture. Other terms shall have the meanings given to them in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act").

          FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

          ------------------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------

          (Print or type name and address of transferee, including ZIP code)

          ------------------------------------------------------------

          (Taxpayer Identification Number of transferee)

          the within Senior Note and all rights thereunder, hereby irrevocably constituting and appointing ____________________ attorney-in-fact to transfer said Senior Note on the books of the Company with full power of substitution in the premises.

          In connection with any transfer of this Senior Note occurring prior to the date that is the earlier of the date of an effective Shelf Registration Statement or the

Resale Restriction Termination Date, the undersigned confirms that without utilizing any general solicitation or general advertising:

          [Check One]

          ____ Such Senior Note is being transferred in accordance with (i) the transfer restrictions set forth in the Indenture and the Senior Notes (and such transfer is subject to the right of the Company and the Trustee to require additional information from the undersigned, including, without limitation, an opinion of counsel) and (ii) Rule 144A under the Securities Act to a transferee that the transferor reasonably believes is purchasing the Senior Notes for its own account or an account with respect to which the transferee exercises sole investment discretion, and the transferee and any such account is a "Qualified Institutional Buyer" within the meaning of Rule 144A or an Institutional Accredited Investor within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring the Senior Note for its own account or for the account of such an investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, and such transferee is aware that the sale to it is being made in reliance upon Rule 144A or Regulation D, as the case may be, in each case in a transaction meeting the requirements of Rule 144A or Regulation D, as the case may be, and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

          or

          ____ Such Senior Note is being transferred pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder upon provision of an opinion of counsel and such other evidence acceptable to the Company that such offer, sale, pledge or transfer is in compliance with the Securities Act and other applicable laws, in each case in a form satisfactory to the Company.

          or

          ____ Such Senior Note is being transferred in a transaction other than in accordance with the above upon provision of a legal opinion and other evidence requested by the Company in form and substance satisfactory to the Company, to the effect that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

          If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Senior Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.20 of the Indenture shall have been satisfied.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Initial Purchaser named in the Offering Memorandum distributed by the Company and the Guarantor in connection with the initial sale of the Senior Notes.

          You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                      [Insert Name of Transferor]

                                      By:______________________________________
                                             Name:
                                             Title:

                                      Dated: ____________________



(N.B.: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever)


       TO BE COMPLETED BY PURCHASER IF THE FIRST OPTION ABOVE IS CHECKED.

          Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

          The undersigned represents and warrants that it is purchasing this Senior Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act or an "institutional accredited investor" within the meaning of Rule 501 under the Securities Act and to the extent the undersigned is a "qualified institutional buyer," the undersigned acknowledges that it has received such information regarding the Company and the Guarantor as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                                      Date:___________________________

                  (NOTICE:  To be executed by an executive officer)





                              PAYMENT INSTRUCTIONS

          The assignee should include the following for purposes of payment:

          Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _____________________, for the account of ___________________, account number ___________, or, if mailed, by check to
_____________________.  Applicable  reports and  statements  should be mailed to
_____________________.  This  information is provided by  _____________________, the assignee named above, or _____________________, as its agent.

                                                                       EXHIBIT C

                          FORM OF EXCHANGE CERTIFICATE



Alliant Energy Resources, Inc. (the "Company")
Alliant Energy Corporation, as guarantor (the "Guarantor")
Firstar Bank, N.A., as Trustee (the "Trustee")

RE: Alliant Energy Resources, Inc. 7 3/8% Senior Notes Due 2009 (the "Senior Notes")



Ladies and Gentlemen:

     Reference is hereby made to the Indenture, dated as of November 4, 1999 (as supplemented by the First Supplemental Indenture dated as of November 4, 1999 and as further supplemented and amended from time to time, the "Indenture"), among the Company, the Guarantor, and the Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture. Other terms shall have the meanings given to them in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act").

     In connection with our proposed sale of $_________ aggregate principal amount of Senior Notes, we confirm that such sale has been effected pursuant to and in accordance with Rule 144A. We are aware that the transfer of the Senior Notes to us is being made in reliance on the exemption from the provisions of
Section 5 of the Securities Act provided by Rule 144A. Prior to the date of this Certificate, we have been given the opportunity to obtain from the Company and the Guarantor the information referred to in Rule 144A(d)(4), and have either declined such opportunity or have received such information.

     Each of you is entitled to rely upon this Certificate and is irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.



                                               Very truly yours,



                                      [Name of Purchaser]



                                      By:_________________________________
                                            Name:
                                            Title:



                                      Dated:  _________________________

                                   IAI Letter

                           FORM OF PURCHASE LETTER FOR
                       INSTITUTIONAL ACCREDITED INVESTORS


Alliant Energy Resources, Inc.
222 West Washington Avenue
Madison, Wisconsin  53703


Merrill Lynch & Co.


c/o Merrill Lynch & Co.
World Financial Center
North Tower
New York, NY  10281-1237


Dear Ladies and Gentlemen:


          The undersigned is delivering this letter in connection with an offering of 7 3/8% Senior Notes due 2009 (the "Senior Notes") of Alliant Energy Resources, Inc. (the "Company") all as described in the Offering Memorandum (the "Offering Memorandum") relating to the offering.

          The undersigned hereby confirms, represents and warrants that:

          (i) The undersigned is an "institutional accredited investor" within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act of 1933 (the "Securities Act") or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (an "Institutional Accredited Investor");

          (ii) (A) any purchase of the Senior Notes by the undersigned will be for the undersigned's own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "institutional accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which the undersigned exercises sole investment discretion or (B) the undersigned is a "bank," within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in
               Section 3(a)(5)(A) of the Securities Act that is acquiring the Senior Notes as fiduciary for the account of one or more institutions for which the undersigned exercises sole investment discretion;

          (iii)In the event that the undersigned purchases any Senior Notes, the undersigned will acquire the Senior Notes having a minimum principal amount of not less than $100,000 for its own account or for any separate account for which the undersigned is acting;

          (iv) The  undersigned  has such  knowledge and experience in financial
               and  business   matters  that  the   undersigned  is  capable  of
               evaluating the merits and risks of purchasing the Senior Notes;

          (v) The undersigned is not acquiring the Senior Notes with a view to distribution thereof or with any present intention of offering or selling the Senior Notes, except as permitted below; provided that the disposition of the undersigned's property and property of any accounts for which the undersigned is acting as fiduciary shall remain at all times within the undersigned's control; and

          (vi) The undersigned has received a copy of the Offering Memorandum and acknowledges that the undersigned has access to such financial and other information, and has been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as the undersigned deems necessary in connection with its decision to purchase the Senior Notes.

          The undersigned understands that the Senior Notes are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Senior Notes have not been registered under the Securities Act or any applicable state securities laws, and the undersigned agrees, on its own behalf and on behalf of each account for which the undersigned acquires any Senior Notes, that if in the future the undersigned decides to resell or otherwise transfer such Senior Notes, such Senior Notes may be resold or otherwise transferred only (a) to the Company or any subsidiary thereof, (b) inside the United States to a person who is a "qualified institutional buyer" (as defined in Rule 144A under the Securities
Act) in a transaction meeting the requirements of Rule 144A, (c) inside the United States to an

Institutional Accredited Investor that, prior to such transfer, furnishes to the trustee (or transfer agent, as the case may be) for such Senior Notes a signed letter containing certain representations and agreements relating to the restrictions on transfer of such Senior Notes (the form of which letter can be obtained from such Trustee), (d) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if applicable) or (e) pursuant to a registration statement which has been declared effective under the Securities Act. The undersigned agrees that any such transfer of Senior Notes referred to in this paragraph shall be in accordance with applicable securities laws of any state of the United States or any other applicable jurisdiction and in accordance with the legends set forth on the Senior Notes, and that it has provided the Company with a written opinion of legal counsel who is acceptable to the Company to the effect that, and such other certification or information as the Company may reasonably require to confirm that, the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The undersigned further agrees to provide any person purchasing any of the Senior Notes from the undersigned a notice advising such purchaser that resales of such Senior Notes are restricted as stated herein (unless the sale of securities has been registered under the Securities Act). The undersigned understands that the registrar and transfer agent for the Senior Notes will not be required to accept for registration of transfer any Senior Notes, except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. The undersigned further understands that any Senior Notes will be in the form of definitive physical certificates and that such certificates will bear a legend (unless the sale of the Senior Notes has been registered under the Securities Act) reflecting the substance of this paragraph.

          The undersigned acknowledges that the Company, the Guarantor, others and you will rely upon the undersigned's confirmations, acknowledgments and agreements set forth herein, and the undersigned agrees to notify you promptly in writing if any of its representations or warranties herein ceases to be accurate and complete.

          THE LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF WISCONSIN.



------------------------------------------
(Name of Purchaser)


By:_______________________________________


Name:____________________________________



                                       3